UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 25, 2024

M-TRON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.         Results of Operations and Financial Condition.

The information contained in Item 7.01 is incorporated by reference into this Item 2.02.

Item 7.01.         Regulation FD Disclosure.

On March 25, 2024, M-Tron Industries, Inc. (the ”Company” or “MtronPTI”) issued a press release (the “Press Release”) announcing its 2023 financial results, for the year ending December 31, 2023.

Management, including MtronPTI's CEO, Michael Ferrantino and CFO, James Tivy, will host a conference call with the investment community on Tuesday, March 26, 2024 to discuss the Company's 2023 year end results and to respond to investor questions.

The call will begin at 10:30 am Eastern Time (U.S. and Canada) on Tuesday, March 26, 2024 and can be accessed using the dial-in details below:

Dial-In Details:
Toll-Free Dial-In Number:  1 (800) 715-9871
Toll Dial-In Number:  1 (646) 307-1963

Conference ID:  8891215

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release dated March 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2024	M-TRON INDUSTRIES, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Financial Officer